UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 19, 2010

AMCORE FINANCIAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870
(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 407-0700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.       Bankruptcy or Receivership.

On August 19, 2010 (the “Filing Date”), AMCORE Financial, Inc. (the “Company”) filed a voluntary petition to liquidate its assets under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court, Northern District of Illinois, Eastern Division, Case No. 10-37144 (the “Bankruptcy Filing”). The Company continues to operate its business and manage its affairs as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed for the Bankruptcy Filing.

The Company made the Bankruptcy Filing following the previously reported closure of AMCORE Bank, N.A. (the “Bank”), a wholly-owned subsidiary and the principal asset of the Company, by the Office of Comptroller of the Currency (the “OCC”) and the OCC’s appointment of the Federal Deposit Insurance Corporation (“FDIC”) as receiver of the Bank on April 23, 2010. Subsequent to the closure, Harris N.A. assumed all of the deposits of the Bank, excluding those from brokers, and purchased substantially all of the Bank’s assets in a transaction facilitated by the FDIC.

The Company has been in discussions with its largest stakeholders prior to the commencement of the case regarding the terms of a plan of liquidation. The Company believes that those discussions will facilitate a consensual plan confirmation process and the Company intends to file a proposed plan and disclosure statement to begin that process on or before August 24, 2010.

Item 2.04.       Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Bankruptcy Filing described in Item 1.03 above constitutes an event of default or otherwise triggers repayment obligations under a number of instruments and agreements relating to direct and indirect financial obligations of the Company (the “Debt Documents”).  As a result of the events of default, the obligations under the Debt Documents became immediately due and payable. The Debt Documents and approximate amount of debt currently outstanding thereunder are as follows:

•
Credit agreement, by and between the Company and JP Morgan Chase Bank, N.A. (“JPM”), dated as of August 8, 2007 and as amended (the “Credit Agreement”) with respect to approximately $11.9 million of principal and accrued and unpaid interest as of the Filing Date.

•
Indenture, by and between the Company and Wilmington Trust Company (“Trustee”), dated as of March 27, 2007 (the “Indenture”) with respect to approximately $51.5 million, in principal amount, of Fixed/Floating Rate Deferrable Interest Junior Subordinated Debt Securities due 2037 (the “Subordinated Debt Securities”) that are backing approximately $50 million of capital securities (the “Capital Securities”) and $1.547 million in common securities (the “Common Securities” and, together with the Capital Securities, the “Trust Securities”) issued by AMCORE Capital Trust II, an unconsolidated subsidiary of the Company (the “Trust”), and that are governed by the Amended and Restated Declaration of Trust of the Trust, dated March 27, 2007. The Capital Securities are guaranteed by the Company pursuant to the Guarantee Agreement, among the Company, the Trustee and the Trust, dated as of March 27, 2007.  As of the Filing Date, the accrued but unpaid interest on the Subordinated Debt Securities was approximately $5.9 million

As previously reported, on April 29, 2010, the Company received from JPM a notice of default and demand for payment of the amounts due under the Credit Agreement.  The Company also was notified that on April 27, 2010, JPM exercised its right of setoff against the remaining balance in the Pledged Account identified in the Deposit Account Pledge Agreement, dated December 18, 2009.

Also as previously reported, on June 1, 2010, the Company received from the Trustee a notice of event of default under the terms of the Subordinated Debt Securities and related Trust Securities asserting that the events of April 23, 2010 described in Item 1.03 above constituted a default under the Indenture.  The Company does not believe that these events in and of themselves constituted a default.

Any efforts to enforce the foregoing payment obligations under the Debt Documents are stayed as a result of the Bankruptcy Filing and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

FORWARD LOOKING STATEMENTS

This filing contains, and our periodic filings with the Securities and Exchange Commission and written or oral statements made by the Company’s officers and directors to the press, potential investors, securities analysts and others will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby with respect to, among other things, the financial condition, results of operations, plans, objectives, future performance and business of AMCORE. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. These statements are based upon beliefs and assumptions of AMCORE’s management and on information currently available to such management. The use of the words “believe”, “intend”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “may”, “will” or similar expressions identify forward-looking statements. Forward-looking statements speak only as of the date they are made, and AMCORE undertakes no obligation to update publicly any forward-looking statements in light of new information or future events.

Contemplated, projected, forecasted or estimated results in such forward-looking statements involve certain inherent risks and uncertainties. A number of factors – many of which are beyond the ability of the Company to control or predict – could cause actual results to differ materially from those in its forward-looking statements.   These factors include, among others, the following possibilities: (I) the solicitation and acceptance by creditors and other parties in interest of the Company’s plan of liquidation, (II) confirmation of the Company’s plan of liquidation by the bankruptcy court, (III) the costs, timing and success of the Company’s reorganization actions, (IV) the adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations and (V) the impact of litigation and regulatory actions.

Similarly, these and other factors, including the terms of any plan of liquidation ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 20, 2010	AMCORE Financial, Inc.

(Registrant)

/s/ Judith Carré Sutfin
Judith Carré Sutfin
Executive Vice President and Chief Financial Officer,
(Duly authorized officer of the registrant
and principal financial officer)